                                                                    Exhibit 10.1


                                    FORM OF
                               LOCK-UP AGREEMENT

     THIS AGREEMENT (the "Agreement"), is made and entered into by the undersigned (each, a "Restricted Shareholder") as of the ____ day of ________, 2000. Capitalized terms used herein and not otherwise herein defined shall have the meanings set forth for such terms in the Merger Agreement (as defined below).

     WHEREAS, IFCO Systems N.V., a public limited liability company organized under the laws of the Netherlands ("IFCO Systems"), IFCO Europe Beteiligungs GmbH, a limited liability company organized under the laws of the Federal Republic of Germany ("IFCO Europe"), MTS Okologistik Verwaltungs GmbH, a limited liability company organized under the laws of the Federal Republic of Germany ("MTS"), Schoeller International Logistics Beteiligungsgesellschaft mbH, a limited liability company organized under the laws of the Federal Republic of Germany ("IFCO International"), Schoeller Logistics Industries GmbH (formerly known as Schoeller Packaging Systems GmbH), a limited liability company organized under the laws of the Federal Republic of Germany ("Schoeller Industries"), Silver Oak Acquisition Corp., a corporation organized under the laws of the State of Delaware ("Silver Oak"), and PalEx, Inc., a corporation organized under the laws of the State of Delaware ("PalEx"), have entered into an Amended and Restated Agreement and Plan of Reorganization, dated as of October 6, 1999 and effective as of March 29, 1999 (the "Merger Agreement");

     WHEREAS, in connection with and pursuant to the terms of the Merger Agreement, each Restricted Shareholder shall hold or be entitled to receive ordinary shares of IFCO Systems ("IFCO Systems Ordinary Shares");

     WHEREAS, each Restricted Shareholder is entering into this Agreement to set forth certain terms and conditions governing its actions prior to consummation of the Merger and for a period of time following the IPO Closing Date with respect to the IFCO Systems Ordinary Shares held by it.

     NOW, THEREFORE, in consideration of the transactions contemplated by the Merger Agreement and the mutual promises and covenants contained herein, each of the undersigned Restricted Shareholders agrees as follows:

        1.  Restriction on Transfer of Shares.  Without a waiver given upon an
            ---------------------------------
affirmative vote of the independent members of the Board of Directors of IFCO Systems, during the term of this Agreement, each of the undersigned Restricted Shareholders shall not transfer, sell, assign or convey, or offer or agree to transfer, sell, assign or convey, any of the IFCO Systems Ordinary Shares held, or to be held or entitled to be received by such Restricted Shareholder as of the Effective Time, subject to the ability to transfer IFCO Systems Ordinary Shares in the following amounts and during the following periods:

        (a)  an initial 20% at any time beginning one month after the IPO
             Closing Date;
        (b)  an additional 15% beginning 12 months after the IPO Closing Date;
        (c) an additional 15% at any time beginning 15 months after the IPO Closing Date;
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                                                                               2


        (d) an additional 15% at any time beginning 18 months after the IPO Closing Date; and
        (e) an additional 15% at any time beginning 21 months after the IPO Closing Date.

        2.  Notation of Shares.  Each undersigned Restricted Shareholder
            ------------------
understands that the transfer agent of IFCO Systems may be given notice that the IFCO Systems Ordinary Shares are subject to the terms of this Agreement and such IFCO System Ordinary Shares shall not be transferred except in accordance with the terms hereof.

        3.  Remedies.  The undersigned acknowledges and agrees that neither IFCO
            --------
Systems, IFCO Europe, MTS, IFCO International, Schoeller Industries, Silver Oak, nor PalEx could be made whole by monetary damages in the event of any default by the undersigned of the terms and conditions set forth in this Agreement. It is accordingly agreed and understood that IFCO Systems, IFCO Europe, MTS, IFCO International, Schoeller Industries, Silver Oak, and PalEx, in addition to any other remedy which each may have at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States, the Netherlands or of the Federal Republic of Germany, or in any other court that has appropriate jurisdiction.

        4.  Term.  The covenants and obligations set forth in paragraphs 1
            -----
through 3 of this Agreement shall expire and be of no further force or effect on the earliest of: (i) the expiration or termination of the Merger Agreement, if such expiration or termination occurs prior to the Effective Time; (ii) the end of the two-year period beginning on the IPO Closing Date; or (iii) with respect to a Management Shareholder, upon the termination of employment of the Management Shareholder by IFCO Systems, PalEx or a Subsidiary of PalEx without cause or as a result of a breach by IFCO Systems, PalEx or a Subsidiary of PalEx of any employment agreement with such Management Shareholder.

        5.  Other Restrictions on Transfer.  The restrictions on transfer of
            ------------------------------
shares pursuant to this Agreement shall be subject to any additional restrictions on transfers that any Restricted Shareholder may agree to for the benefit of the managing underwriter in the IPO, to the extent that such additional restrictions may be more restrictive.

        6.  Successor and Assigns.  This Agreement shall be binding upon each
            ----------------------
of the undersigned Restricted Shareholders and each of his or her respective heirs and assigns.

        7.  Governing Law.  This Agreement shall be governed by the laws of the
            --------------
State of Delaware.

        8.  Counterparts.  This Agreement may be executed in two or more
            -------------
counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement, it being understood that all parties need not sign the same counterpart. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.
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                                                                               3


     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the undersigned Restricted Shareholders as of the day and year first above written.



                              __________________________________
                              Christoph Schoeller




                              __________________________________
                              Martin Schoeller


                              SCHOELLER LOGISTICS INDUSTRIES GMBH


                              By:_______________________________
                                 Name:
                                 Title:


                              SCHOELLER LOGISTIC TECHNOLOGIES HOLDING GMBH


                              By:_______________________________
                                 Name:
                                 Title:




                              __________________________________
                              Sam W. Humphreys


                              TROY FRASER & LINDA FRASER JT TEN



                              __________________________________
                              Troy Fraser



                              __________________________________
                              Linda Fraser
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                                                                               4


                              A.E. HOLLAND JR., TRUSTEE OF THE
                              ALFRED ELTON HOLLAND JR. REVOCABLE
                              TRUST DATED SEPTEMBER 4, 1994

                              By:_______________________________
                                 A.E. Holland, Jr., Trustee




                              __________________________________
                              Elliot S. Pearlman


                              ELLIOT S. PEARLMAN LIVING TRUST
                              DATED AUGUST 7, 1992


                              By:_______________________________
                                 Elliot S. Pearlman, Trustee


                              ELLIOT S. PEARLMAN LIVING TRUST DATED
                              JULY 2, 1996


                              By:_______________________________
                                 Elliot S. Pearlman, Trustee




                              __________________________________
                              Stephen C. Sykes



                              __________________________________
                              Vance K. Maultsby, Jr.
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                                                                               5


                              CDRCO NW LLC


                              By:_______________________________
                                 A. Joseph Cruz


                              By:_______________________________
                                 Philip M. Freeman




                              __________________________________
                              Casey A. Fletcher




                              __________________________________
                              Howe Q. Wallace




                              __________________________________
                              Fraser Campbell




                              __________________________________
                              Steve Fraser




                              __________________________________
                              Dan Helmick




                              __________________________________
                              Jon Stein